Execution Version NOTE PURCHASE AGREEMENT THIS NOTE PURCHASE AGREEMENT (the “Agreement”) is made as of June 3, 2025, by and among Elicio Therapeutics, Inc., a Delaware corporation (the “Company”), and GKCC, LLC, a Delaware limited liability company (the “Holder”). RECITALS The Company and the Holder are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act (as defined below). The Holder wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, the Note (as defined below). NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holder hereby agrees as follows: ARTICLE I DEFINITIONS 1.1 Defined Terms. In addition to terms defined elsewhere in this Agreement or in any Supplement, Amendment or Exhibit hereto, when used herein, the following terms shall have the following meanings: (a) “Affiliate” means any Person which, directly or indirectly, owns or controls, on an aggregate basis, a ten percent (10%) or greater interest in any other Person, or which is controlled by or is under common control with any other Person. (b) “Business Day” means any day other than a Saturday or Sunday or any other day on which the Federal Reserve Bank of New York is not open for business. (c) “Closing” means the time of issuance and sale by the Company of the Note to the Holder. (d) “Closing Date” means the date the Note is purchased by the Holder from the Company. (e) “Collateral” has the meaning set forth in the Security Agreement. (f) “Collateral Date” has the meaning set forth in the Security Agreement. (g) “Commitment Fee” means a fully earned, non-refundable commitment fee equal to fifty basis points (0.50%) of the Purchase Price, with such fee to be paid on the Closing Date.

2 (h) “Common Stock” means (i) the Company’s common stock, $0.01 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock. (i) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto. (j) “Documents” means, collectively, this Agreement, the Note, the Security Agreement, the IP Security Agreement, the Subsidiary Guarantee and such other documents, instruments, certificates, supplements, amendments, exhibits and schedules required and/or attached pursuant to this Agreement and/or any of the above documents, and/or any other document and/or instrument related to the above agreements, documents and/or instruments, and the transactions hereunder and/or thereunder and/or any other agreement, documents or instruments required or contemplated hereunder or thereunder, whether now existing or at any time hereafter arising. (k) “Dollar(s)” and “$” means lawful money of the United States. (l) “Event of Default” shall have the meaning set forth in the Note. (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. (n) “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time. (o) “Governmental Entity” means any national, federal, state, county, municipal, local or foreign government, or any political subdivision, court, body, agency or regulatory authority thereof, and any person exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to any of the foregoing. (p) “Indebtedness” means, with respect to any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses incurred in the ordinary course of business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or the Holder under such agreement in the event of default are limited to repossession or sale of such property), (e) the capitalized amount of all capital lease obligations of such Person that would appear on a balance sheet in accordance with GAAP, (f) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any capital stock of such Person, (g) all obligations of such Person, contingent or otherwise, with respect to all unpaid drawings in respect

3 of letters of credit, bankers’ acceptances and similar obligations, (h) all guarantee obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, in each case, if and to the extent that any of the foregoing Indebtedness would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with generally accepted accounting principles; provided that, if such Person has not assumed or become liable for the payment of such obligation, the amount of such Indebtedness shall be limited to the lesser of (A) the principal amount of the obligation being secured and (B) the fair market value of the encumbered property; and (j) all Contingent Obligations in respect to indebtedness or obligations of any Person of the kind referred to in clauses (a)-(i) above. (q) “IP Security Agreement” means the Intellectual Property Security Agreement, dated as of the date hereof, as hereinafter amended and/or supplemented, together with all exhibits, schedules and annexes to such IP Security Agreement. (r) “Liabilities” means all direct or indirect liabilities and obligations of any kind of the Company to the Holder pursuant to the Note, this Agreement and/or any of the other Documents. (s) “Liens” or “liens” means a lien, mortgage, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction. (t) “Material Adverse Effect” means a material adverse effect on (a) the business, assets, property, prospects, operations or condition (financial or otherwise) of the Company and all of its Subsidiaries, taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Documents or (c) the rights or remedies of the Holder hereunder or thereunder. (u) “Note” means the Senior Secured Promissory Note in the form annexed hereto as Exhibit A and any and all Note(s) issued in exchange, transfer or replacement of the Notes. (v) “OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control. (w) “OFAC Regulations” means the regulations promulgated by OFAC, as amended from time to time. (x) “Permitted Indebtedness” means (i) Indebtedness of the Company evidenced by the Note, this Agreement and/or any other Document in favor of the Holder including all Liabilities, (ii) Indebtedness of the Company and its Subsidiaries set forth in the Company’s most recent SEC Reports, provided none of such Indebtedness, has been increased, extended and/or otherwise changed since the date of the most recent SEC Reports (other than Refinancing Indebtedness), (iii) Indebtedness that is subordinated to and not equal to or senior to the Note, (iv) trade Indebtedness incurred in the ordinary course of business, (v) Indebtedness secured by

4 Permitted Liens described in clauses “(iv)” and “(v)” of the definition of Permitted Liens, (vi) Indebtedness existing as of the date hereof; and (vii) any Refinancing Indebtedness of the foregoing. (y) “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialman’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, and (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens arising in connection with capital lease obligations (and attaching only to the property being leased) or (vi) any Liens securing Permitted Indebtedness set forth in Sections (i) through (iii) and (v) through (vii) of the definition of Permitted Indebtedness. (z) “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise including, without limitation, any instrumentality, division, agency, body or department thereof). (aa) “Principal Market” means the market or exchange on which the Common Stock is listed or quoted for trading on the date in question. (bb) “Purchase Price” means Ten Million Dollars ($10,000,000). (cc) “Refinancing Indebtedness” means, Indebtedness that serves to refund, refinance, replace, renew, extend or defease (collectively, “refinance” with “refinances,” “refinanced” and “refinancing” having a correlative meaning) any Permitted Indebtedness (including any unpaid interest, premiums, defeasance costs, underwriting discounts, fees, costs and expenses (including original issue discount, upfront fees or similar fees incurred in connection with such refinancing)); provided, however, that such Refinancing Indebtedness has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred which is not less than the remaining weighted average life to maturity of the Indebtedness being refinanced (or requires no or nominal payments in cash prior to the date that is 91 days after the maturity date of the Note), and to the extent such Refinancing Indebtedness refinances Indebtedness subordinated to the Note, such Refinancing Indebtedness is subordinated to the Note at least to the same extent as the Indebtedness being refinanced. (dd) “SEC” or “Commission” means the United States Securities and Exchange Commission. (ee) “SEC Reports” has the meaning set forth in Section 3.1(o) hereof.

5 (ff) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. (gg) “Securities” means the Note purchased pursuant to this Agreement and any securities of the Company issued in replacement or substitution thereof. (hh) “Security Agreement” means the Security Agreement, dated as of the date hereof, as hereinafter amended and/or supplemented, together with all exhibits, schedules and annexes to such Security Agreement. (ii) “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). (jj) “Subsidiary Guarantee” means the Subsidiary Guarantee, dated as of the date hereof, as hereinafter amended and/or supplemented, together with all exhibits, schedules and annexes to such Subsidiary Guarantee. (kk) “Subsidiary” means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. (ll) “Trading Market” means any of the following markets or exchanges on which the Common Stock (or any other common stock of any other Person that references the Trading Market for its common stock) is listed or quoted for trading on the date in question: the OTC Bulletin Board, The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace, the OTCQB Marketplace, the OTC Pink Marketplace or any other tier operated by OTC Markets Group Inc. (or any successor to any of the foregoing). (mm) “Transfer Agent” means Continental Stock Transfer & Trust Company, with a mailing address of 1 State Street Plaza, 30th Floor, New York, NY 10004 and a phone number of (212) 509-4000, and any successor transfer agent of the Company. (nn) “UCC” means the Uniform Commercial Code of as in effect from time to time in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to the Holder’s Liens on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies. (oo) “Warrants” means the Common Stock warrants to purchase up to 103,225 shares of Common Stock delivered to the Holder at the Closing in accordance with Section

6 5.1(c)(x) hereof, which warrants shall be exercisable immediately upon issuance and have a term of exercise equal to five (5) years, in the form of Exhibit B attached hereto. 1.2 Other Definitional Provisions. (a) Use of Defined Terms. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Documents or any certificate or other document made or delivered pursuant hereto or thereto. (b) Construction. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (c) UCC Terms. Terms used in this Agreement that are defined in the UCC shall, unless the context indicates otherwise or are otherwise defined in this Agreement, have the meanings provided for by the UCC. ARTICLE II PURCHASE AND SALE OF THE NOTE 2.1 Closing. The Closing shall occur on the Closing Date on the first (1st) Business Day on which the conditions to the Closing set forth in Article V hereof are satisfied or waived in writing as provided elsewhere herein, or on such other date and time as agreed to by the Company and the Holder. 2.2 Conditions to Purchase of the Note. Subject to the terms and conditions of this Agreement, the Holder will at the Closing, on the Closing Date, purchase from the Company the Note in the amount and for the Purchase Price. 2.3 Purchase Price and Payment of the Purchase Price for the Note. The Purchase Price for the Note at the Closing shall be Ten Million Dollars ($10,000,000) and shall be paid at the Closing by the Holder by wire transfer of immediately available funds to the Company in accordance with the Company’s written wiring instructions, against delivery of the Note. ARTICLE III REPRESENTATIONS AND WARRANTIES; OTHER ITEMS 3.1 Representation and Warranties of the Company. Except with respect to the transactions contemplated by this Agreement and the Documents, as set forth in the SEC Reports, the Company represents and warrants to the Holder that as of the Closing Date (unless as of a specific date therein): (a) Subsidiaries. All of the direct and indirect Subsidiaries of the Company required to be disclosed are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, other

7 than Permitted Liens, and all of the issued and outstanding shares of capital stock or other equity ownership interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized and validly existing, and the Company and each Subsidiary is in good standing, under the respective laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a Material Adverse Effect, and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. (c) No Conflict. Neither the issue and sale of the Note for the Purchase Price, nor the consummation of any other of the transactions contemplated by any Documents nor the fulfillment of the terms thereof, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to, (i) the charter or by-laws of the Company, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject except where the relevant indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument has been waived, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties (the items listed in subclause (iii), collectively, “Applicable Laws”). (d) Authorization; Enforcement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Documents and the performance of all obligations of the Company under the Documents and have been taken on or prior to the date hereof. This Agreement has been duly authorized, executed and delivered by the Company. Each of the Documents has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by general equitable principles regardless of whether such enforcement is considered in a proceeding in equity or at law, (iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iv) insofar as indemnification and contribution provisions may be limited by applicable law.

8 (e) Title to Assets. The Company and its Subsidiaries have good and marketable title to all real properties and all personal properties other tangible properties and assets owned by them, in each case free from Liens and defects, except such as would not have or would not reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries hold any leased real or personal property under valid, subsisting and enforceable leases with which the Company and its Subsidiaries are in compliance and with no exceptions, except such as would not have or would not reasonably be expected to have a Material Adverse Effect. (f) No Violations of Laws. The Company is not in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any Applicable Laws, except in the case of clauses (ii) and (iii), as would not reasonably be expected to have a Material Adverse Effect. (g) Accuracy of Information. No statement or information contained in this Agreement, the SEC Reports, any other Document or any other document, certificate or statement furnished to the Holder by or on behalf of the Company in writing for use in connection with the transactions contemplated by this Agreement and/or the other Documents contained, as of the date such statement, information, document or certificate was made or furnished, as the case may be, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein, taken as a whole, not materially misleading. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Documents, or in any other documents, certificates and statements furnished to the Holder for use in connection with the transactions contemplated hereby and by the other Documents. (h) Affiliate Transactions. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, (iii) other employee benefits, including stock option agreements under any stock option plan of the Company and (iv) transactions contemplated by the Documents. (i) Taxes. The Company has timely filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.

9 (j) Transfer Taxes. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement, the Note or the issuance by the Company or sale by the Company of the Note. (k) Labor Dispute. No labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, manufacturers, customers or contractors, which, in either case, would result in a Material Adverse Effect. (l) Fiscal Year. The fiscal year of the Company ends on December 31 of each year. (m) Intellectual Property. The Company owns or has valid, binding and enforceable licenses or other rights under the patents, patent applications, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property necessary for, or used in the conduct, or the proposed conduct, of the business of the Company (collectively, the “Intellectual Property”); to the knowledge of the Company, the patents, trademarks, and copyrights, if any, included within the Intellectual Property are valid, enforceable, and subsisting; other than as disclosed in the SEC Reports, to the knowledge of the Company (A) the Company is not obligated to pay a material royalty, grant a license to, or provide other material consideration to any third party in connection with the Intellectual Property, (B) the Company has not received any notice of any claim of infringement, misappropriation or conflict with any asserted rights of others with respect to any of the Company’s drug candidates, services, processes or Intellectual Property, (C) neither the sale nor use of any of the discoveries, inventions, drug candidates, services or processes of the Company referred to in the SEC Reports do or will, to the knowledge of the Company, infringe, misappropriate or violate any right or valid patent claim of any third party, (D) none of the technology employed by the Company has been obtained or is being used by the Company in material violation of any contractual obligation binding on the Company or, to the Company’s knowledge, upon any of its officers, directors or employees or otherwise in violation of the rights of any persons, (E) no third party has any ownership right in or to any Intellectual Property that is owned by the Company, other than any co- owner of any patent constituting Intellectual Property who is listed on the records of the U.S. Patent and Trademark Office (the “USPTO”) and any co-owner of any patent application constituting Intellectual Property who is named in such patent application, and, to the knowledge of the Company, no third party has any ownership right in or to any Intellectual Property in any field of use that is exclusively licensed to the Company, other than any licensor to the Company of such Intellectual Property, (F) to the knowledge of the Company, there is no material infringement by third parties of any Intellectual Property, (G) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and (H) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property. The Company is in compliance in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company, and all such agreements are in full force and effect. All patents and patent applications necessary for, or used in the conduct,

10 or the proposed conduct, of the business of the Company and owned by or licensed to the Company or under which the Company has rights have, to the knowledge of the Company, been duly and properly filed and maintained; to the knowledge of the Company, the parties prosecuting such patent applications have complied with their duty of candor and disclosure to the USPTO in connection with such applications; and the Company is not aware of any facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application or would reasonably be expected to form the basis of a finding of invalidity with respect to any patents that have issued with respect to such applications. To the Company’s knowledge, all patents and patent applications owned by the Company and filed with the USPTO or any foreign or international patent authority (the “Company Patent Rights”) and all patents and patent applications in-licensed by the Company and filed with the USPTO or any foreign or international patent authority (the “In-licensed Patent Rights”) have been duly and properly filed; the Company believes it has complied with its duty of candor and disclosure to the USPTO for the Company Patent Rights and, to the Company’s knowledge, the licensors of the In-licensed Patent Rights have complied with their duty of candor and disclosure to the USPTO for the In-licensed Patent Rights. (n) FCPA. None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company has and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. (o) SEC Reports. The Company’s Common Stock is registered under Section 12 of the Exchange Act. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2023 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid waiver or extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and, in each case, to the rules promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. (p) Financial Statements; Material Changes; Undisclosed Events, Liabilities or Developments. The financial statements and the related notes of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and

11 regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the consolidated financial position of the Company as of and for the dates thereof and the consolidated results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect. (q) Sarbanes-Oxley; Internal Accounting Controls. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans. Except as disclosed in the SEC Reports or as disclosed to the Holder prior to the entry into this Agreement, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Reports or as disclosed to the Holder prior to the entry into this Agreement, (i) the Company’s internal controls over financial reporting are effective and (ii) the Company is not aware of any material weakness in its internal controls over financial reporting. (r) Disclosure Controls and Procedures. The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); except as disclosed in the SEC Reports, such disclosure controls and procedures are effective. (s) Absence of Litigation. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the knowledge of the Company, threatened that is likely to have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. (t) No Consents. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein. (u) Investment Company. The Company is not and, after giving effect to the sale of the Note, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

12 (v) Accountants. Baker Tilly US, LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements included in the SEC Reports, are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder. (w) Seniority. As of the Closing Date, no Indebtedness or other claim against the Company is senior to the Note in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise, other than Permitted Indebtedness. (x) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which it is engaged; all policies of insurance and fidelity or surety bonds insuring the Company or its business, assets, employees, officers and directors are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising in the ordinary course of business. (y) Licenses. The Company possesses all licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. (z) FDA. Except as described in the SEC Reports, the Company: (A) is and at all times has been in material compliance with all statutes, rules or regulations of the U.S. Food and Drug Administration (the “FDA”) and other comparable Governmental Entities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company (“Product Laws”); (B) has not been issued any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from the FDA or any other Governmental Entity alleging or asserting material noncompliance with any Product Laws or any licenses, certificates, approvals, clearances, exemptions, authorizations, permits and supplements or amendments thereto required by any such Product Laws (“Authorizations”); (C) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any term of any such Authorizations; (D) has not received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other Governmental Entity or third party alleging that any product operation or activity is in material violation of any Product Laws or Authorizations and has no knowledge that the FDA or any other Governmental Entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that the FDA or any other

13 Governmental Entity has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that the FDA or any other Governmental Entity is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Product Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission). (aa) Health Care Laws. The Company has operated and currently is in compliance with all applicable health care laws, rules and regulations to the extent they apply to the Company and its current activities (except where such failure to operate or non- compliance would not, singly or in the aggregate, result in a Material Adverse Effect), including, without limitation, (i) the Federal, Food, Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.); (ii) all applicable federal, state, local and all applicable foreign healthcare related fraud and abuse laws, including, without limitation, the federal Anti-kickback Statute (42 U.S.C. § 1320a- 7b(b)), the U.S. Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), all criminal laws relating to healthcare fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, the healthcare fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), and the civil monetary penalties law (42 U.S.C. § 1320a- 7a); (iii) HIPAA, as amended by the Health Information Technology for Economic Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the regulations promulgated pursuant to such laws; and (v) any other similar local, state, federal, or foreign laws (collectively, the “Health Care Laws”). Neither the Company, nor to the Company’s knowledge, any of its officers, directors, employees or agents have engaged in activities which are, as applicable, cause for false claims liability, civil penalties, or mandatory or permissive exclusion from Medicare, Medicaid, or any other state or federal healthcare program. The Company has not received written notice or other correspondence of any claim, action, suit, audit, survey, proceeding, hearing, enforcement, investigation, arbitration or other action (“Action”) from any court or arbitrator or Governmental Entity or third party alleging that any product operation or activity is in violation of any Health Care Laws, and, to the Company’s knowledge, no such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action is threatened. The Company is not a party to and does not have any ongoing reporting obligations pursuant to any corporate integrity agreement, deferred prosecution agreement, monitoring agreement, consent decree, settlement order, plan of correction or similar agreement imposed by any Governmental Entity. Additionally, neither the Company, nor to the Company’s knowledge, any of its employees, officers or directors, has been excluded, suspended, disqualified, or debarred from participation in any U.S. state or federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, disqualification, or exclusion. (bb) FFDCA. The nonclinical studies and clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and all Authorizations and Product Laws,

14 including, without limitation, the Federal Food, Drug and Cosmetic Act and the rules and regulations promulgated thereunder (collectively, “FFDCA”); the descriptions of the results of such nonclinical studies and clinical trials contained in the SEC Reports are, to the Company’s knowledge, accurate and complete in all material respects and fairly present the data derived from such nonclinical studies and clinical trials; except to the extent disclosed in the SEC Reports, the Company is not aware of any nonclinical studies or clinical trials, the results of which the Company believes reasonably call into question any study or trial results described or referred to in the SEC Reports when viewed in the context in which such results are described; and, except to the extent disclosed in the SEC Reports, the Company has not received any written notices or other correspondence from the FDA or any other Governmental Entity requiring the termination or suspension of any studies or clinical trials conducted by or on behalf of the Company. (cc) Licenses. Except as described in the SEC Reports or would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any Subsidiary has violated or is in violation of any Applicable Laws relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required for their operations under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company threatened, administrative, regulatory or judicial Actions relating to any Environmental Law against the Company or any Subsidiary and (D) to the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an Action by any private party or Governmental Entity, against or affecting the Company or any Subsidiary relating to Hazardous Materials or any Environmental Laws. (dd) ERISA. None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan that is required to be funded, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company that would reasonably be expected to have a Material Adverse Effect; (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with respect to the employment or compensation of employees by the Company that would reasonably be expected to have a Material Adverse Effect; or (iv) a non-exempt prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code with respect to any Plan that would reasonably be expected to have a Material Adverse Effect. None of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company compared to the amount of such contributions made in the most

15 recently completed fiscal year of the Company; (ii) a material increase in the “accumulated post- retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company as compared to the amount of such obligations in the most recently completed fiscal year of the Company; (iii) any event or condition giving rise to a liability under Title IV of ERISA that would reasonably be expected to have a Material Adverse Effect; or (iv) the filing of a claim by one or more employees or former employees of the Company related to their employment that would reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company may have any liability. (ee) Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no Action by or before any Governmental Entity involving the Company or its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. (ff) Sanctions. None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or its Subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government (including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); and the Company will not directly or indirectly use the proceeds of the sale of the Note, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as an agent, advisor, investor or otherwise) of Sanctions. (gg) Sanctioned Jurisdictions. None of the Company, its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company, is a Person that is, or is 50% or more owned or otherwise controlled by a Person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Jurisdictions” and each, a “Sanctioned Jurisdiction”). Neither the Company nor any of its Subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Jurisdiction, in the preceding 3 years, nor does the Company have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Jurisdictions. (hh) Nasdaq Listing. The Common Stock is listed on The Nasdaq Capital Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock

16 from The Nasdaq Capital Market, nor has the Company received any notification that the Commission or The Nasdaq Capital Market is contemplating terminating such registration or listing. To the Company’s knowledge, it is in compliance with all applicable listing requirements of The Nasdaq Capital Market. (ii) Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off-balance sheet entity. 3.2 Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows: (a) Authorization. The Holder represents and warrants that: (i) the Holder has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Note and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting the enforcement of creditors’ rights generally. (b) Own Account. The Holder is purchasing the Note for its own account, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. The Holder understands and acknowledges that the Securities are “restricted securities” and understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. The Holder will not, directly or indirectly, offer, sell, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Securities except in compliance with the Securities Act and the rules and regulations promulgated thereunder. (c) Accredited Investor Status; Investment Experience. At the time the Holder was offered the Note, it was, and as of the date hereof it is: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Holder is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. The Holder has the authority and is duly and legally qualified to purchase and own the Note. The Holder acknowledges that it has had the opportunity to review the Company’s filings with the Commission and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the sale of the Note and the merits and risks of holding the Note and (ii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. The Holder is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA rules and regulations).

17 (d) Experience of Purchaser. The Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment. (e) General Solicitation. The Holder represents and acknowledges that it has not been solicited to offer to purchase or to purchase the Note by means of any general solicitation or advertising within the meaning of Regulation D under the Securities Act. (f) Reliance on Exemptions. The Holder understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities. The Holder further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. (g) Information. The Holder has been afforded the opportunity to ask questions of the Company. The Holder understands that its investment in the Securities involves a high degree of risk. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of its Securities. The Holder is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities. (h) No Governmental Review. The Holder understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities. The Holder further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. (i) Validity; Enforcement; No Conflicts. This Agreement and each Document to which the Holder is a party have been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

18 (j) Organization and Standing. The Holder is duly organized, validly existing and in good standing under the laws of the State of Delaware. (k) Brokers or Finders. No brokerage or finder’s fees or commissions are or will be payable by the Holder to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Documents. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.2(k) that may be due in connection with the transactions contemplated by the Documents. (l) Ability to Perform. There are no actions, suits, proceedings or investigations pending against the Holder or the Holder’s assets before any court or governmental agency (nor is there any threat thereof) that would impair in any way the Holder’s ability to enter into and fully perform its commitments and obligations under this Agreement and the Documents to which it is a party or the transactions contemplated hereby or thereby. (m) Confidentiality. Other than confidential disclosure to other Persons party to this Agreement or to the Holder’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Holder has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). ARTICLE IV COVENANTS 4.1 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Holder or its agents or counsel with any information that constitutes, or that the Company reasonably believes constitutes, material non-public information, unless prior thereto the Holder shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands that the Holder may be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to Company or any of its officers, directors, agents, employees or Affiliates, or a duty to the Company or any of its officers, directors, agents, employees or Affiliates not to trade on the basis of such material, non-public information, provided that the Holder shall remain subject to applicable law. To the extent that any notice provided pursuant to any Document constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall not have any liability to the Company or any of its directors, officers, employees, stockholders or agents, for any such disclosure. The Company understands that the Holder may be relying on the foregoing covenants and obligations in effecting transactions in securities of the Company. Notwithstanding anything

19 to the contrary, this Section 4.1 shall not apply to the Holder, that is an officer, director or employee of the Company. 4.2 Securities Law Disclosure; Publicity. (i) No later than 9:30 am (EDT) on the fourth Business Day after the date hereof, the Company shall issue a Current Report on Form 8-K (the “Current Report”) disclosing the material terms of the transactions contemplated hereby, and including the Documents required to be included in such Current Report as exhibits thereto. The Company represents to the Holder that, as of the issuance of the first such Current Report, the Company shall have publicly disclosed all material, non-public information delivered to the Purchasers, if any, as of such time by the Company, or any of its respective officers, directors, employees or agents in connection with the transactions contemplated by the Documents. The Company shall afford the Holder and Orrick, Herrington & Sutcliffe LLP (“Orrick”) as Holder’s counsel with a reasonable opportunity to review and comment upon, shall consult with them on the form and substance of, and shall give due consideration to all such comments from them on, any press release, SEC filing or any other public disclosure made by or on behalf of the Company relating to the Holder, the Documents and/or the transactions contemplated by any Document, prior to the issuance, filing or public disclosure thereof, and the Company shall not issue, file or publicly disclose any such information to which the Holder shall reasonably object, unless required by law. For the avoidance of doubt, the Company shall not be required to submit for review any such disclosure contained in periodic reports filed with the SEC under the Exchange Act if it shall have previously provided the same or substantially the same disclosure for review in connection with a previous filing. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Holder, or include the name of the Holder in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Holder, except: (a) as required by federal securities law in connection with the filing of final Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Holder with prior notice of such disclosure permitted under this clause (b). 4.3 Taxes and Liabilities. The Company shall pay when due all of its material taxes, assessments and other liabilities, except as contested in good faith and by appropriate proceedings and for which adequate reserves in conformity with GAAP have been established. 4.4 Maintenance of Business; Company Names. The Company shall use commercially reasonable efforts to (i) keep all material property and systems useful and necessary in its business in good working order and condition in all material respects, (ii) preserve its existence, rights and privileges in the jurisdiction of its organization or formation and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary (other than such failure to qualify that would not be material to the Company), (iii) not operate in any business other than a business substantially the same as the business as in effect on the date of this Agreement or any business substantially related or incidental thereto; provided, however, that it may change its jurisdiction of organization or formation establishment upon thirty (30) days’ prior written notice to the Holder. The Company shall give the Holder thirty (30) days’ prior written notice before the Company changes its name or does business under any other name.

20 4.5 Employee Benefit Plans. The Company shall (i) maintain each plan and/or each employee benefit plan as to which it may have any liability in substantial compliance with all applicable requirements of law and regulations in all material respects; and (ii) make all payments and contributions required to be made pursuant to such Plans and/or plans in a timely manner. 4.6 Good Title. The Company shall at all times maintain good and marketable title to all of its material assets necessary for the operation of its business. 4.7 Maintenance of Intellectual Property Rights. The Company will take all reasonable action necessary or advisable to maintain all of the Intellectual Property rights of the Company that are necessary or material to the conduct of its business in full force and effect, however the Company has decided in the past and may decide in the future to abandon certain Intellectual Property rights it deems, in its sole discretion, are not in the best interest of the Company. 4.8 Negative Covenants. Until all the Liabilities are paid in full, Company covenants and agrees that: (a) Restricted Payments. Except as contemplated by the Documents, the Company shall not directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness, whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness, except for Permitted Indebtedness; provided, however, that, notwithstanding anything to the contrary provided herein or elsewhere, in no event shall the Company directly and/or indirectly make any payment to any officer, director, or 5% or greater beneficial holder of the Company’s voting stock or Common Stock or an affiliate of the Company and/or any affiliate of any such person representing the direct and/or indirect repayment of Indebtedness, premiums and/or interest on Indebtedness, and/or accrued but unpaid interest, except to the extent any such payments are made to such a person in their capacity as Holder. (b) Restriction on Redemption and Dividends. Other than as permitted or required under the Documents, the Company shall not, directly or indirectly, redeem or repurchase more than a de minimis number of shares of or declare or pay any dividend or distribution on any of its capital stock whether in cash, stock rights and/or property. (c) Indebtedness. The Company shall not incur or permit to exist any Indebtedness, except for Permitted Indebtedness. (d) Liens. The Company shall not create or permit to exist any Liens or security interests with respect to any assets, whether now owned or hereafter acquired and owned, except for Permitted Liens. (e) Guaranties, Loans or Advances. The Company shall not become or be a guarantor or surety of, or otherwise become or be responsible in any manner with respect to any undertaking of any other Person, or make or permit to exist any loans or advances to or investments in any other Person, except for (i) guarantee obligations that are Permitted Indebtedness and (ii) the endorsement, in the ordinary course of collection, of instruments payable to it or to its order.

21 (f) Change of Control. The Company shall not effect any Change of Control Transaction (as defined in the Note) unless all Liabilities under the Note are paid in full prior to or contemporaneously with the closing of such Change of Control Transaction, provided, however, the foregoing limitation shall not apply to any Change of Control Transaction that involves the Holder. (g) Change in Nature of Business. The Company shall not, directly or indirectly, engage in any business substantially different from the business conducted by the Company on the Closing Date or any business substantially related or incidental thereto. (h) Violation of Law. The Company shall not violate any law, statute, ordinance, rule, regulation, judgment, decree, order, writ or injunction of any federal, state or local authority, court, agency, bureau, board, commission, department or governmental body if such violation could have a Material Adverse Effect. (i) Transactions with Affiliates. Other than with the Holder in its capacity as Holder pursuant to this Agreement, the Company shall not directly and/or indirectly enter into, renew, extend or be a party to, any transaction or series of related transactions which would be required to be disclosed in any public filing with the SEC (including, without limitation, lending funds to an Affiliate and/or borrowing funds from any Affiliate, the purchase, sale, lease, transfer or exchange of property, securities or assets of any kind or the rendering of services of any kind) with any officer, director, Affiliate and/or any Affiliate of such person, unless such transaction is made on an arms’ length basis and expressly approved by a majority of the disinterested directors (even if less than a quorum otherwise required for board approval). 4.9 Further Assurances. The Company shall, from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Holder may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Documents. 4.10 Secured Obligation. For the avoidance of doubt, the obligations of the Company under the Documents are secured by the Collateral pursuant to the Security Agreement. Further, the term “Obligations” as defined in the Security Agreement shall include, without limitation, principal of, and interest on the Note and the loan extended pursuant thereto. ARTICLE V CLOSING CONDITIONS 5.1 Conditions to Closing. The Holder’s obligation to purchase the Note at Closing is subject to the fulfillment of each and every one of the following conditions prior to or contemporaneously with such Closing (unless waived by the Holder in writing in its sole and absolute discretion): (a) Delivery of Documents. The Holder shall have received from the Company each of the following (together with all Exhibits, Schedules, and annexes to each of the following), in form and substance reasonably satisfactory to the Holder and its counsel and, where applicable, duly executed and recorded (to the extent required):

22 (i) this Agreement; (ii) the Note; (iii) the Security Agreement; (iv) the IP Security Agreement; (v) the Subsidiary Guarantee; (vi) the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Company’s counsel, dated as of the Closing Date, in the form reasonably acceptable to the Holder; (vii) a certificate evidencing the good standing of the Company and each subsidiary guarantor in Delaware or Massachusetts, as applicable; (viii) a certified copy of the Certificate of Incorporation of the Company as certified by the Delaware Secretary of State within five (5) days of the Closing Date; and (ix) a certificate, in the form reasonably acceptable to the Holder, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions approving the Documents as adopted by the Company’s board of directors or a designated committee thereof in a form reasonably acceptable to the Holder, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing. (b) Approvals. The receipt by the Holder of all governmental and third-party approvals necessary in connection with the execution and performance of the Documents and the transactions contemplated thereby, all of which consents/approvals shall be in full force and effect. (c) Additional Conditions. The fulfillment of each and every one of the following conditions prior to or contemporaneously with the Closing: (i) Representations and Warranties. Each of the representations and warranties made by Company in or pursuant to the Documents and all Schedules and/or Exhibits to this Agreement and/or any of the other Documents shall be true and correct in all material respects on and as of the Closing Date as if made (or given) on and as of such date (except where such representation and warranty speaks of a specific date, in which case such representation and warranty shall be true and correct as of such date). (ii) No Events of Default. No Event of Default or any other event that, with the passage of time or the giving of notice or both, would become an Event of Default shall have occurred or would result from the sale of the Note to the Holder or the performance of any other transaction set forth or contemplated by any of the Documents. (iii) Compliance with Laws. The Company shall have complied with all applicable federal, state and local governmental laws, rules, regulations and ordinances in connection with the execution, delivery and performance of this Agreement and the other

23 Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the Company shall have obtained all permits and qualifications required by any applicable state securities or “Blue Sky” laws for the offer and sale of the Securities by the Company to the Holder. (iv) No Injunction. No statute, regulation, order, decree, writ, ruling or injunction shall have been enacted, entered, promulgated, threatened in writing or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of or which would materially modify or delay the execution and performance of the Documents and/or any of the transactions contemplated by the Documents. (v) No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any court or governmental authority shall have been commenced or threatened in writing, and no inquiry or investigation by any governmental authority shall have been commenced or threatened in writing, against the Company, or any of the officers, directors or affiliates of the Company, seeking to restrain, prevent or change the Documents and/or any of the transactions contemplated by the Documents, or seeking material damages in connection with such Documents and/or transactions. (vi) No Material Adverse Effect. No condition, occurrence, state of facts or event constituting a Material Adverse Effect shall have occurred and be continuing. (vii) No Suspension of Trading in or Notice of Delisting of Common Stock. Trading in the Common Stock shall not have been suspended and/or halted by the SEC, the Principal Market or FINRA. The Company shall not have received any final and non- appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain (unless, prior to such date certain, the Common Stock is listed or quoted on any other Trading Market); trading in securities generally as reported on the Principal Market shall not have been suspended or limited, nor shall a banking moratorium have been declared either by the U.S. or New York State authorities; there shall not have been imposed any suspension of electronic trading or settlement services by the DTC with respect to the Common stock that is continuing; the Company shall not have received any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified the Company in writing that DTC has determined not to impose any such suspension); nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis that has had or would reasonably be expected to have a material adverse change in any U.S. financial, credit or securities market that is continuing. (viii) Receipt of the Purchase Price. The Company shall have received the Purchase Price from the Holder. (ix) Payment of the Commitment Fee. The Company shall have paid the Commitment Fee to the Holder. (x) Warrants. Delivery of the Warrants to the Holder.

24 ARTICLE VI MISCELLANEOUS 6.1 No Waiver; Modifications In Writing. No failure or delay on the part of the Holder in exercising any right, power or remedy pursuant to the Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No provision of the Documents may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Any waiver of any provision of the Documents and any consent by the Holder to any departure by the Company from the terms of any provision of the Documents shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. 6.2 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by e-mail if sent during normal business hours of the recipient; if not, then on the next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt: If to Company: Elicio Therapeutics, Inc. 451 D Street, Suite 501 Boston, MA 02210 Attention: Legal Department, General Counsel Email: With copies to: (which shall not constitute notice): Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, MA 02111 Attention: William Hicks, Esq.; Daniel Bagliebter, Esq. Email: If to the Holder: To the address on the Holder’s signature page. With copies to: (which shall not constitute notice): Orrick, Herrington and Sutcliffe LLP 222 Berkeley St #2000

25 Boston, MA 02116 Attention: Stephen Thau, Esq.; Albert Vanderlaan, Esq. Email: Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto. 6.3 Costs, Expenses and Taxes. (a) The Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of the Documents and the Company agrees to hold the Holder harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. If any suit or proceeding arising from any of the foregoing is brought against the Holder, Company, to the extent and in the manner reasonably directed by the Holder, will resist and defend such suit or proceeding or cause the same to be resisted and defended by counsel reasonably approved by the Holder. Notwithstanding the foregoing, the Company shall reimburse the Holder for costs and expenses incurred in connection with documenting this transaction and perfecting its liens, including attorney’s fees, filing fees, and other out of pocket expenses, and any reasonable out of pocket due diligence expenses, including but not limited to site visits, inspection of assets, travel, industry consultants and database access fees not to exceed $20,000. (b) The Company agrees (i) to treat the Note as indebtedness and (ii) not to treat the Note as (x) “contingent payment debt obligations” that have been issued with “original issue discount,” or (y) as accruing any imputed interest, in each case, for U.S. federal, and applicable state and local, income tax purposes, and the Company and the Holder shall not take any position inconsistent with such treatment on any tax return, report, form or other document, unless otherwise required by a change in law after the date hereof, a closing agreement with an applicable taxing authority, a final judgment of a court of competent jurisdiction or any other “determination” as defined in Section 1313(a) of the Code. 6.4 Indemnification. (a) The Company agrees to indemnify and hold harmless the Holder, and the partners, members, managers, officers, directors, trustees, advisors, employees and agents of the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which they may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by the Company and the Company will, as incurred, reimburse the Holder, and its partners, members, officers, directors or controlling Persons for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (collectively, “Loss”) arises out of, or is based upon any breach of this Agreement by the Holder; provided further, however, that the Company shall not be liable to the Holder (or any partner, member, officer, director or controlling Person of the Holder) to the extent that any such Loss is caused by an untrue statement or omission or alleged

26 untrue statement or omission made in any preliminary prospectus if either (i) (A) the Holder failed to send or deliver a copy of the final prospectus with or prior to, or the Holder failed to confirm that a final prospectus was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by the Holder to the Person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission or (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or notified by the Company that such amended or supplemented prospectus has been filed with the Commission, in accordance with Rule 172 of the Securities Act, the Holder thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to or the Holder fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to (in accordance with Rule 172 of the Securities Act), the delivery of written confirmation of the sale by the Holder to the person asserting the claim from which such Loss resulted. (b) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that no indemnifying person shall be responsible for the fees and expense of more than one separate counsel for all indemnified parties. The indemnifying party shall not settle an action without the consent of the indemnified party, which consent shall not be unreasonably withheld. (c) If the indemnification provided for in this Section 6.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other, as well as any other relevant equitable considerations. 6.5 Counterparts; Signatures. This Agreement may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Agreement and the Documents may be executed by any party to this Agreement or any of the Documents by original signature, facsimile and/or electronic signature.

27 6.6 Binding Effects; Assignment. This Agreement shall be binding upon, and inure to the benefit of, the Holder, Company and their respective successors, assigns, representatives and heirs. Neither the Company nor the Holder shall assign any of its rights nor delegate any of its obligations under the Documents without the prior written consent of the other party; provided, that, the Holder may transfer this Agreement to its Affiliates (with the definition of “Affiliate” for this purposes, and only this purpose, being modified to replace “ten percent (10%)” with “fifty percent (50%)”). 6.7 Headings. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision of this Agreement and shall not affect the construction of this Agreement. 6.8 Entire Agreement. This Agreement, together with the other Documents, contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and therein and supersedes all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of this Agreement and the other Documents. 6.9 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED EXCLUSIVELY IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS. 6.10 Severability of Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. 6.11 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. 6.12 JURISDICTION; WAIVER. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY EACH OTHER PARTY IN PARTIAL CONSIDERATION OF SUCH OTHER PARTY’S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS AGREEMENT AND THE DOCUMENTS. EACH PARTY IRREVOCABLY CONSENTS TO THE EXCLUSIVE AND SOLE JURISDICTION IN NEW YORK, NEW YORK AND VENUE IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT NEW YORK, NEW YORK IS NOT CONVENIENT. EACH PARTY HEREBY WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST ANY

28 OTHER PARTY IN ANY JURISDICTION EXCEPT NEW YORK, NEW YORK. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THE DOCUMENTS AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THE DOCUMENTS. 6.13 Survival. The representations, and warranties of the Company and the Holder herein and/or in the other Documents shall survive the execution and delivery hereof and the Closing Date; the obligations, Liabilities, agreements and covenants of the Company and the Holder set forth herein and/or in the other Documents shall survive the execution and delivery hereof and the Closing Date, as shall all rights and remedies of the Company and the Holder set forth in this Agreement and/or in any of the other Documents. 6.14 Termination. This Agreement can be terminated by the mutual written consent of the Company and the Holder. [BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written. COMPANY: ELICIO THERAPEUTICS, INC. By: Name: Robert Connelly Title: Chief Executive Officer

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT HOLDER: GKCC, LLC By: Name: Title: Address for Notices: